November 1, 2026
Summary
Prospectus
VictoryShares WestEnd Global Equity ETF (GLOW)
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2026, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictorySharesLiterature.com.
You may also obtain this information at no cost by calling 866-376-7890 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
Listed and traded on: The Nasdaq Stock Market LLC and Nasdaq Texas, LLC
vcm.com
866-376-7890

VictoryShares WestEnd Global Equity ETF Summary
Investment Objective
The VictoryShares WestEnd Global Equity ETF (the “Fund”) seeks to provide long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.52%
Other Expenses	0.22%
Acquired Fund Fees and Expenses[1]	0.14%
Total Annual Fund Operating Expenses	0.88%
Fee Waiver/Expense Reimbursement[2]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.74%
1
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual fund operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as Acquired Fund Fees and Expenses, interest, taxes, and brokerage commissions) do not exceed 0.60% through at least October 31, 2027. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$76	$267	$474	$1,071
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

VictoryShares WestEnd Global Equity ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in the shares of exchange-traded funds (“ETFs”) that invest in equity securities. The Fund’s investments in an ETF will count toward its “80%” policy to the extent that the ETF has a policy to invest 80% or more of its assets in equity securities. The Fund will invest in securities of issuers without restriction as to market capitalization.
Under normal circumstances, the Fund will invest at least 40% of its net assets (plus any borrowings for investment purposes) in ETFs that invest primarily in securities of issuers outside of the United States. During periods of unfavorable market conditions, the Fund may reduce its exposure to ETFs that invest primarily in securities of issuers outside of the United States, but typically will invest between 20%-40% of its net assets (plus any borrowings for investment purposes) in ETFs that invest primarily in securities of issuers outside of the United States.
The Fund considers an ETF to be invested primarily in securities of issuers outside of the United States if the ETF has a policy to invest 80% or more of its assets in securities of issuers that are not deemed to be economically tied to the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States.
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. WestEnd Advisors (“WestEnd”), an investment franchise of the Adviser, is responsible for the day-to-day investment management of the Fund.
In selecting ETFs for the Fund’s portfolio, WestEnd analyzes the overall economies in developed and emerging market countries and regions (e.g., Western Europe, Asia/Pacific, and the United Kingdom), including their markets, businesses, consumers, and governments. WestEnd then examines economic factors of these countries and regions such as interest rates, inflation, price levels, rates of economic growth, national income, gross domestic product, and unemployment, among others. WestEnd refers to these factors as “macroeconomic” factors. Using this investment approach, WestEnd seeks to achieve favorable returns by investing in ETFs in particular regions or sectors (or avoiding investments in particular regions or sectors) based on its evaluation of these macroeconomic factors.
In identifying potential ETF investments for the Fund’s portfolio, WestEnd considers several factors including, among others, longevity of the investment adviser of an ETF, how long the ETF has traded, assets under management, the index tracked by the ETF, the ETF’s fees, the ETF’s liquidity, the liquidity of the ETF’s underlying holdings, the ETF’s bid/ask spread and fluctuation in premium/discount to NAV, and the ETF’s tracking error. After identifying potential ETFs for investment, WestEnd selects ETFs for the Fund primarily based on: 1) market exposure of securities held in the ETF; 2) the ETF’s cost structure; and 3) the liquidity of the ETF’s underlying securities and the liquidity of the ETF itself.
WestEnd allocates the Fund’s investments in ETFs that focus on particular regions and sectors that it believes will most benefit from those economic conditions. Similarly, it avoids investments in ETFs that focus in particular regions or sectors when it believes they are less likely to benefit from those conditions.
WestEnd invests in portfolio ETFs with reference to the GICS® classification framework for its U.S. sector investments. The GICS® classification framework identifies 11 sectors. The Fund typically will hold ETFs in four to eight sectors at a given time, but may own each of the 11 sectors at some point over the course of a full economic cycle.
The Fund will engage in frequent trading of its portfolio securities.

VictoryShares WestEnd Global Equity ETF Summary
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Investing in Other ETFs — ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder of an ETF. As a result, the Fund’s investments in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. In addition, the Fund bears all risks of investment strategies employed by ETFs in which it invests. The Fund does not control the investments of these ETFs, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. ETFs may trade in the secondary market (i.e., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF’s underlying assets to its index or other benchmark).
Geographic Focus Risk — To the extent the Fund focuses its investments in issuers located in a particular country or region, the Fund is subject to greater risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region. For example, the Fund may be subject to greater risk of adverse securities markets, exchange rates, social, political, regulatory, economic, business, environmental or other developments, or natural disasters.
Foreign Securities Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk — The risks related to investing in foreign securities generally are greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, limited reliable access to capital, less government regulation (including limitations on the available rights and remedies), market manipulation concerns, less extensive and less frequent recordkeeping, accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, risks related to foreign investment structures, substantial economic and political disruptions, and the nationalization of foreign deposits or assets.

VictoryShares WestEnd Global Equity ETF Summary
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with the sectors in which the Fund may make significant investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
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Health Care Sector Risk — Companies in the health care sector may be adversely affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, product obsolescence, industry innovation, changes in technologies, and other market developments. Companies in the health care sector are heavily dependent on patent protection and the expiration of patents may adversely affect these companies. Many of these companies are subject to extensive litigation based on product liability and similar claims. These companies are subject to competitive forces that may make it difficult to raise prices.
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Information Technology Sector Risk — Companies in the information technology sector face intense competition, both domestically and internationally. These companies may be smaller or newer and may have limited product lines, markets, financial resources, or personnel. The products of companies in the information technology sector may face product obsolescence due to rapid technological developments and frequent new product introductions, unpredictable changes in growth rates, and competition for the services of qualified personnel. These companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
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Industrials Sector Risk — Companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies. Transportation companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.
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Communication Services Sector Risk — Companies in the communication services sector may be dominated by a small number of companies which may lead to additional volatility. These companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances, social media trends and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company's profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies.
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Consumer Discretionary Sector Risk — Companies in the consumer discretionary sector are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending and may be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations.
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Consumer Staples Sector Risk — Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, and product cycles. They are subject to

VictoryShares WestEnd Global Equity ETF Summary
government regulation affecting their products, which may negatively impact such companies' performance. Consumer staples companies depend heavily on disposable household income and consumer spending and may be adversely affected by changes impacting consumer spending. Companies in the consumer staples sector have historically been characterized as non-cyclical in nature and therefore less volatile.
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Energy Sector Risk — Companies operating in the energy sector may be cyclical and highly dependent on energy prices. They may be adversely impacted by general economic conditions, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil and other energy price volatility, energy conservation efforts, environmental policies, depletion of resources, the cost of providing the specific utility services, and other factors that they cannot control. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims, and risk of loss from terrorism and natural disasters.
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Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
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Materials Sector Risk — Companies in the materials sector may be adversely affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.
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Real Estate Sector Risk — Companies in the real estate sector, including real estate investment trusts (“REITs”), are subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state, or local real estate conditions, obsolescence of properties, changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.
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Utilities Sector Risk — Companies in the utilities sector may be adversely affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact these companies. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to companies

VictoryShares WestEnd Global Equity ETF Summary
in the industrial sector. The utilities sector also can be significantly affected by financing difficulties, changes in taxation, natural resource conservation, and commodity price fluctuations.
General Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; imposition of tariffs; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Limited History of Operations — The Fund is fairly new and, therefore, has a limited history of operations for investors to evaluate.
Large Shareholder Risk — Certain large shareholders, including authorized participants and other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Limited Portfolio Holdings Risk — To the extent the Fund invests its assets in a limited number of sectors, a decline in the market value of companies within that sector may affect the Fund’s value more than if the Fund invested in a larger number of sectors. Although the Fund may invest in any number of securities within a particular sector without limitation, to the extent the Fund invests a large portion of its assets in a small number of holdings, it may be more susceptible to the economic or credit risks of such holdings than a fund that invests in a larger number of holdings.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings,

VictoryShares WestEnd Global Equity ETF Summary
which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Tax Risk — Because the Fund is expected to invest in the underlying ETFs, the Fund’s realized losses on sales of shares of an underlying ETF may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an underlying ETF will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an underlying ETF, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s investment in the underlying ETFs and may result in tax distributions to Fund shareholders being of higher magnitudes.
Portfolio Turnover Risk — Higher portfolio turnover ratios resulting from active and frequent trading may result in higher transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Management Risk — The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

VictoryShares WestEnd Global Equity ETF Summary
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart provides some indication of the risk of investing in the Fund and illustrates the Fund’s performance for one full calendar year since the Fund’s inception. The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	10.14%	June 30, 2025
Lowest Quarter	-0.17%	March 31, 2025

Year-to-date return	12.16%	September 30, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	Life of Fund
FUND
Before Taxes	21.18%	16.59%[1]
After Taxes on Distributions	20.69%	16.05%[1]
After Taxes on Distributions and Sale of Fund Shares	12.71%	12.64%[1]
Index
S&P 500® Index reflects no deduction for fees, expenses, or taxes	17.88%	17.13%
1
Inception date is June 21, 2024.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts (including before taxes). A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax

VictoryShares WestEnd Global Equity ETF Summary
situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's WestEnd investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Fritz Porter, CFA	Co-Chief Investment Officer and Portfolio Manager	Since 2024
Ned Durden	Chief Investment Strategist and Portfolio Manager	Since 2024
Ty Peebles, CFA, CPA	Co-Chief Investment Officer and Portfolio Manager	Since 2024
Jacob Buchanan, CFA	Portfolio Manager	Since 2024
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.

VictoryShares WestEnd Global Equity ETF Summary
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements. A sale of shares may result in a capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144
VS-GLOW-SUMPRO (11/26)